ITEM 1. REPORT TO STOCKHOLDERS.


John Hancock
High Income
Fund

ANNUAL
REPORT

5.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]


WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 15

Trustees & officers
page 30

For your information
page 33

Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The fund seeks
high current
income by invest-
ing primarily in
U.S. and foreign
bonds rated
BBB/Baa or lower
and their unrated
equivalents.

Over the last twelve months

* After a first-half struggle, high-yield bonds rebounded, fueled in large part by investors' appetite for yield.

* Short-term government investments helped the Fund in the first half; security selection boosted returns in the second half.

* The Fund's stake in emerging-market bonds also aided performance.

[Bar chart with heading "John Hancock High Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 12% at the top. The first bar represents the 10.88% total return for Class A. The second bar represents the 10.11% total return for Class B. The third bar represents the 10.11% total return for Class C. The fourth bar represents the 11.24% total return for Class
I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

 3.3%   Nextel Communications, Inc. (Nextel Partners)
 2.5%   Pemex (Petroleos Mexicanos)
 2.2%   CSC Holdings Inc.
 2.1%   Chesapeake Energy Corp.
 1.8%   MDP Acquisitions Plc
 1.8%   Stone Container Corp.
 1.6%   Garden State Newspapers, Inc.
 1.6%   Republic of Panama
 1.5%   GCI, Inc.
 1.5%   Owens-Brockway Glass Containers, Inc.

As a percentage of net assets on May 31, 2003.



MANAGERS'
REPORT

BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

John Hancock
High Income Fund

High-yield bonds staged a stunning rebound during the 12-month period ended May 31, 2003, morphing from one of the worst-performing asset classes to one of the best. During much of the first half of the one-year period, high-yield bonds -- those whose credit quality is deemed to be below investment grade -- were mired in a litany of problems stemming from weak economic conditions and global political uncertainty. As the economy sputtered last year and companies struggled, investors generally ignored high-yield bonds, shying away from the idea of lending money to struggling companies with high levels of debt and/or below-average credit.

But from about mid-October 2002, high-yield bonds went on a tear. Back then, investors began to gravitate toward the high-yield market seemingly in search of yield and value. The yield spread between the average high-yield bond and the 10-year Treasury had widened to about 11 percentage points -- more than double its historic level. That wide spread was a reflection of just how much of a decline high-yield bond prices had suffered. (Bond prices and yields move in opposite directions.) That growing appetite for yield set off the high-yield market's rally and helped bolster it during the first five months of 2003. But there were other factors at work as well. Chief among them was an improving stock market and the perception that companies were beginning to repair their balance sheets. The Federal Reserve's accommodative monetary policy (it lowered interest rates in late 2002, and has held them steady so far in 2003) also were viewed as a plus.

"High-yield bonds staged
 a stunning rebound..."

High-yielding bonds issued by emerging-market governments -- such as those in Latin America and Russia -- also posted strong returns during the year. Investors desperate for yield in an environment of low interest rates were the main drivers of the emerging-bond market rally. The surprising success of Brazil's new government also helped re-ignite interest in bonds issued by Latin American countries, while improving fiscal conditions helped other countries, such as Russia.

[Photos of Fred Cavanaugh and Daniel Janis flush right next to first paragraph.]

FUND PERFORMANCE

For the 12 months ended May 31, 2003, John Hancock High Income Fund's Class A, Class B, Class C and Class I shares posted total returns of 10.88%, 10.11%, 10.11% and 11.24%, respectively, at net asset value. Those returns compared with the 8.42% return of the average high income fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

We believe there were several factors behind the Fund's relative outperformance. In roughly the first half of the period when the high-yield market was weak, we were well-served by our higher-than-normal stake in short-term investments -- including Treasury securities. Toward the end of 2002, however, we became somewhat more comfortable about the high-yield market's near-term prospects, so we significantly reduced our position in short-term investments in favor of high-yield bonds.

"...another factor
 behind the Fund's
 strong outperformance
 was our investments
 in emerging-market
 government bonds."

We believe another factor behind the Fund's strong outperformance was our investments in emerging-market government bonds. Our holdings in Russian government bonds, for example, benefited from the strength of its oil exports, growing foreign reserves and improving economic growth. While we sold about half of our Russian holdings in order to lock in profits, we continued to maintain other strong performers, such as government bonds issued by Mexico, Peru and Panama. Many of those and other Latin American government bonds have come back strong in 2003 due in large measure to rising confidence in those countries' economic fundamentals.

[Table at top left-hand side of page entitled "Quality distribution." The first listing is A-2%, the second is BBB-11%, the third BB-16%, the fourth B-46%, the fifth CCC-8% and the sixth C-D-1%.]

LEADERS AND LAGGARDS

The Fund's strong absolute and relative performance also benefited from individual security selection. Among our top-performing individual holdings was Pegasus Communications, the rural reseller of DIRECTV. Its bonds moved higher as the company continued to improve overall cash flow. Mexican television company Innova also performed well in response to improved cash flows and speculation that potential industry consolidation would benefit the company. Rural wireless provider Nextel Partners enjoyed solid results, announcing that it expected to become cash-flow positive in 2004.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-03." The chart is divided into four sections (from top to left): Corporate bonds 79%, Short-term investments & other 14%, Foreign government bonds 5% and Preferred stocks 2%.]

On the flip side, our holdings in Ocean Rig Norway disappointed when the company had delays in the rollout of its two rigs. Our investments in Corporacion Durango, the largest paper company in Mexico, also stumbled in response to difficult conditions in the paper industry and because it is in the midst of a debt restructuring that began in December 2002.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Russian bonds followed by an up arrow with the phrase "Stronger oil exports, improved fiscal conditions." The second listing is Pegasus Communications followed by an up arrow with the phrase "Improved cash flow ignites investors' enthusiasm." The third listing is Ocean Rig Norway followed by a down arrow with the phrase "Delay in rollout of two rigs."]

OUTLOOK

We're approaching the balance of 2003 with a degree of caution. The high-yield bond market has enjoyed a tremendous run-up over the past six months or so, but we don't think the second half of the year will hold more of the same. For one thing, the valuations on many high-yield bonds have, in our opinion, reached or exceeded fair value, given current economic conditions. What's more, we're not that optimistic that the global economy will show enough improvement over the next six months or so to provide the kind of fuel that we think will be required to take high-yield bond prices significantly higher. As a result, we are approaching the high-yield market very cautiously, meaning we're likely to emphasize the higher-quality names within the high-yield sector.

"...we are approaching
 the high-yield market
 very cautiously..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT
PERFORMANCE

For the period ended
May 31, 2003

The index used for
comparison is the
Merrill Lynch High
Yield Master II Index,
an index composed of
U.S. currency high-
yield bonds, issued by
U.S. and non-U.S.
issuers.

It is not possible to
invest in an index.

                         Class A      Class B      Class C      Class I 1      Index

Inception date            3-1-01       3-1-01       3-1-01       3-1-01           --

Average annual returns with maximum sales charge (POP)
One year                   5.93%        5.11%        7.99%       11.24%        9.68%
Since inception            5.53%        5.78%        6.52%        8.01%        3.85%

Cumulative total returns with maximum sales charge (POP)
One year                   5.93%        5.11%        7.99%       11.24%        9.68%
Since inception           12.86%       13.48%       15.28%       18.93%        8.88%

SEC 30-day yield as of May 31, 2003
                           6.15%        5.73%        5.67%        6.87%           --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Merrill Lynch High Yield Master II Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock High Income Fund, before sales charge, and is equal to $11,817 as of May 31, 2003. The second line represents the same hypothetical $10,000 investment made in the John Hancock High Income Fund, after sales charge, and is equal to $11,286 as of May 31, 2003. The third line represents the Index and is equal to $10,888 as of May 31, 2003.



                                    Class B      Class C 1    Class I 2
Period beginning                     3-1-01       3-1-01       3-1-01
Without sales charge                $11,644      $11,644      $11,894
With maximum sales charge           $11,344      $11,527           --
Index                               $10,888      $10,888      $10,888

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into three main categories: bonds, preferred stocks and short-term investments. Bonds and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE    RATING*  (000s OMITTED)          VALUE
BONDS 83.53%                                                                                              $24,707,742
(Cost $23,393,069)

Automobiles/Trucks 1.06%                                                                                      312,750
TRW Automotive, Inc.,
Sr Note 02-15-13 (R)                                                  9.375%     B+              $300         312,750

Banks -- Foreign 1.37%                                                                                        406,524
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A                400         406,524

Banks -- United States 1.85%                                                                                  546,146
Colonial Bank,
Sub Note 06-01-11                                                     9.375      BBB-             150         172,808
Sumitomo Mitsui Banking Corp. (New York Branch),
Sub Note Tier II 06-15-12                                             8.000      BBB-             300         373,338

Chemicals -- Diversified 1.07%                                                                                315,000
Nova Chemicals Corp.,
Sr Note (Canada) 05-15-06                                             7.000      BB+              300         315,000

Commercial Services 0.20%                                                                                      59,125
Coinmach Corp.,
Sr Note 02-01-10                                                      9.000      B                 55          59,125

Containers 3.79%                                                                                            1,120,463
BWAY Corp.,
Sr Sub Note 10-15-10 (R)                                             10.000      B-               300         309,000
Owens-Brockway Glass Container, Inc.,
Gtd Sr Sec Note 02-15-09                                              8.875      BB               140         148,400
Sr Note 05-15-13 (R)                                                  8.250      B+               300         303,000
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                             10.875      CCC+             350         360,063

Finance 1.62%                                                                                                 478,825
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-              200         215,500
Pemex Finance Ltd.,
Note Ser 1999-2 Class A5 (Mexico) 08-15-04                            9.140      A-               250         263,325

Food 2.29%                                                                                                    676,016
Dean Foods Co.,
Sr Note 08-01-07                                                      8.150      BB-              100         108,000
Del Monte Corp.,
Sr Sub Note 12-15-12 (R)                                              8.625      B                237         251,516
Dole Food Co., Inc.,
Sr Note 03-15-11 (R)                                                  8.875      B+               300         316,500

Government -- Foreign 5.46%                                                                                 1,616,001
Colombia, Republic of,
Gtd Note (Colombia) 04-09-11                                          9.750      BB+              304         342,751
Mexican, United States,
Bond (Mexico) 08-15-31                                                8.300      BBB-             300         355,050
Panama, Republic of,
Bond (Panama) 02-08-11                                                9.625      BB               250         290,000
Bond (Panama) 01-16-23                                                9.375      BB               150         169,500
Peru, Republic of,
Note (Peru) 02-06-15                                                  9.875      BB-              300         343,500
Russia, Federation of,
Unsub Bond (Russia) 07-24-18                                         11.000      BB                80         115,200

Leisure 13.48%                                                                                              3,988,900
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      Caa1             350         367,500
Cinemark USA, Inc.,
Sr Sub Note 02-01-13 (R)                                              9.000      B-               300         322,500
Coast Hotels and Casinos, Inc.,
Sr Sub Deb 04-01-09                                                   9.500      B                200         211,750
Isle of Capri Casinos, Inc.,
Gtd Sr Sub Note 03-15-12                                              9.000      B                200         211,500
Jacobs Entertainment, Inc.,
Sr Sec Note 02-01-09                                                 11.875      B                250         262,500
Jupiters Ltd.,
Gtd Sr Note (Australia) 03-01-06                                      8.500      BB+              200         216,000
Majestic Investor Holding LLC/Majestic Investor
Capital Co.,
Gtd Sr Sec Note 11-30-07                                             11.653      B                200         198,000
Mandalay Resort Group,
Sr Sub Note 02-15-10                                                  9.375      BB-               50          55,000
Mohegan Tribal Gaming Authority,
Gtd Sr Sub Note 04-01-12                                              8.000      BB-              250         265,000
MTR Gaming Group, Inc.,
Gtd Sr Note 04-01-10 (R)                                              9.750      B+               300         311,250
Penn National Gaming, Inc.,
Gtd Sr Sub Note Ser B 03-01-08                                       11.125      B-               100         109,500
Starwood Hotels & Resorts Worldwide, Inc.,
Gtd Sr Note 05-01-12                                                  7.875      BB+              300         318,000
Station Casinos, Inc.,
Sr Note 02-15-08                                                      8.375      BB-              150         161,250
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 08-15-11                                        8.875      B+                60          64,050
Turning Stone Casino Resort Enterprise,
Sr Note 12-15-10 (R)                                                  9.125      B+               300         316,125
Waterford Gaming LLC/Waterford Gaming
Financial Corp.,
Sr Note 03-15-10 (R)                                                  9.500      B1               145         155,150
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10                                                12.000      CCC+             410         443,825

Manufacturing 1.12%                                                                                           330,750
Hockey Co. (The)/Sport Maska, Inc.,
Unit Sr Sec Note 04-15-09                                            11.250      B                300         330,750

Media 11.18%                                                                                                3,306,325
Allbritton Communications Co.,
Sr Sub Note 12-15-12                                                  7.750      B-               300         308,250
Sr Sub Note 12-15-12 (R)                                              7.750      B-                50          51,375
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16                                                  10.500      B+               250         278,125
Sr Sub Deb 04-01-23                                                   9.875      B+               150         156,375
DIRECTV Holdings / Finance,
Sr Note 03-15-13 (R)                                                  8.375      B                250         276,875
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+               300         307,500
Sr Sub Note Ser B 10-01-09                                            8.750      B+               150         153,375
Grupo Televisa S.A.,
Sr Note (Mexico) 03-11-32                                             8.500      BBB-             350         376,250
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B-               400         404,000
Paxson Communications Corp.,
Gtd Sr Sub Note 07-15-08                                             10.750      CCC+             210         224,700
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500      CCC-             400         346,000
Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note 03-15-12                                              8.000      B                400         423,500

Medical 2.81%                                                                                                 832,000
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      B                400         420,000
Alpharma, Inc.,
Sr Note 05-01-11 (R)                                                  8.625      B+               400         412,000

Office 1.06%                                                                                                  315,000
Moore North America Finance, Inc.,
Sr Note 01-15-11 (R)                                                  7.875      BB-              300         315,000

Oil & Gas 6.98%                                                                                             2,065,640
Chesapeake Energy Corp.,
Gtd Sr Note 01-15-15                                                  7.750      B+               300         314,250
Sr Note 04-01-11                                                      8.125      B+               300         318,000
Comstock Resources, Inc.,
Gtd Sr Note 05-01-07                                                 11.250      B-               300         324,000
Frontier Oil Corp.,
Sr Note Ser A 02-15-06                                                9.125      B                300         304,500
OAO Siberian Oil Co.,
Bond (Russia) 02-13-07                                               11.500      Ba3              190         219,640
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway) 06-01-08                                    10.250      CCC              150         124,500
Pemex Project Funding Master Trust,
Gtd Note (Mexico) 02-15-08                                            8.500      BBB-             300         350,250
Gtd Note (Mexico) 12-15-14                                            7.375      BBB-             100         110,500

Paper & Paper Products 4.90%                                                                                1,447,990
Corporacion Durango S.A. de C.V.,
Sr Sec Note (Mexico) 08-01-06                                        13.125      D                456         246,240
Longview Fibre Co.,
Sr Sub Note 01-15-09                                                 10.000      B+               125         134,375
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B                400         430,500
Sr Note (Ireland) 10-01-12 (R)                                        9.625      B                100         107,625
Stone Container Corp.,
Sr Note 02-01-08                                                      9.250      B                200         215,000
Sr Note 07-01-12                                                      8.375      B                300         314,250

Printing -- Commercial 1.09%                                                                                  322,125
Houghton Mifflin Co.,
Sr Sub Note 02-01-13 (R)                                              9.875      B                300         322,125

Retail 2.35%                                                                                                  695,250
AmerisourceBergen Corp.,
Gtd Sr Note 11-15-12                                                  7.250      BB               350         378,000
Central Garden & Pet Co.,
Gtd Sr Sub Note 02-01-13                                              9.125      B+               300         317,250

Telecommunications 8.16%                                                                                    2,415,051
AT&T Broadband Corp.,
Gtd Note 03-15-13                                                     8.375      BBB              300         377,216
GCI, Inc.,
Sr Note 08-01-07                                                      9.750      B+               450         456,750
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06                                            14.250      C                250          77,500
Mobile Telesystems Finance S.A.,
Gtd Bond (Luxembourg) 12-21-04                                       10.950      B+               100         107,000
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+               200         218,000
Nextel Communications, Inc.,
Sr Disc Note 10-31-07                                                 9.750      B                300         308,250
Nextel Partners, Inc.,
Sr Note 11-15-09                                                     12.500      CCC+             300         336,000
PanAmSat Corp.,
Gtd Sr Note 02-01-12                                                  8.500      B-               300         321,000
PTC International Finance B.V.,
Gtd Sr Disc Sub Note (Netherlands) 07-01-07                          10.750      BB-               75          78,375
Tritel PCS, Inc.,
Sr Sub Note 01-15-11                                                 10.375      BBB              112         134,960

Textile 1.02%                                                                                                 301,500
Oxford Industries, Inc.,
Sr Note 06-01-11 (R)                                                  8.875      B                300         301,500

Transportation 0.64%                                                                                          188,125
North American Van Lines, Inc.,
Gtd Sr Sub Note 12-01-09                                             13.375      B-               175         188,125

Utilities 6.45%                                                                                             1,908,548
Empresa Electrica Guacolda S.A.,
Sr Sec Note (Chile) 04-30-13 (R)                                      8.625      BBB-             400         419,618
Mirant Americas Generation, LLC,
Sr Note 05-01-06                                                      7.625      CCC              150         110,625
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-             180         217,008
National Waterworks, Inc.,
Gtd Sr Sub Note 12-01-12                                             10.500      B                350         390,250
Pinnacle Partners,
Sr Note 08-15-04 (R)                                                  8.830      BB+              300         310,500
PSEG Energy Holdings, Inc.,
Note 04-16-07 (R)                                                     7.750      BBB-             300         318,750
Salton Sea Funding Corp.,
Gtd Sr Sec Note Ser F 11-30-18                                        7.475      BB                98          91,922
Sr Sec Note Ser C 05-30-10                                            7.840      BB                50          49,875

Waste Disposal Service & Equip. 3.58%                                                                       1,059,688
Allied Waste North America, Inc.,
Gtd Sr Sec Note 09-01-12 (R)                                          9.250      BB-              150         160,875
Gtd Sr Sub Note Ser B 08-01-09                                       10.000      B+               250         262,813
Casella Waste Systems, Inc.,
Sr Sub Note 02-01-13 (R)                                              9.750      B                300         315,000
Synagro Technologies, Inc.,
Sr Sub Note 04-01-09                                                  9.500      B                300         321,000

SHARES  ISSUER, DESCRIPTION                                                                                     VALUE
PREFERRED STOCKS 1.78%                                                                                       $526,240
(Cost $492,844)

Media 0.71%                                                                                                   209,000
2,000   CSC Holdings, Inc., 11.75%, Ser H                                                                     209,000

Telecommunications 1.07%                                                                                      317,240
  308   Nextel Communications, Inc., 11.125%, Ser E                                                           317,240

ISSUER, DESCRIPTION,                                                           INTEREST      PAR VALUE
MATURITY DATE                                                                  RATE      (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 12.85%                                                                              $3,802,000
(Cost $3,802,000)

Joint Repurchase Agreement 12.85%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 05-30-03, due 06-02-03 (Secured by
U.S. Treasury Bond, 8.00% due 11-15-21 and
U.S. Treasury Inflation Indexed Bonds, 3.625%
thru 3.875%, due 04-15-28 thru 04-15-29)                                        1.270%          $3,802      3,802,000

TOTAL INVESTMENTS 98.16%                                                                                  $29,035,982

OTHER ASSETS AND LIABILITIES 1.84%                                                                           $545,412

TOTAL NET ASSETS 100.00%                                                                                  $29,581,394


(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,711,542 or 22.69% of net assets as of May 31, 2003.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

Securities owned
by the Fund on
May 31, 2003
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated by
various countries
and concentration
of investments
aggregated by
the quality rating
for each debt
security.

                               VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION         OF FUND'S NET ASSETS
----------------------------------------------------
Australia                               0.73%
Bahamas                                 0.22
Canada                                  1.07
Chile                                   1.42
Colombia                                1.16
Ireland                                 1.82
Luxembourg                              1.10
Mexico                                  8.11
Netherlands                             0.27
Norway                                  0.42
Panama                                  1.55
Peru                                    1.16
Russia                                  1.13
Supra National                          1.37
United States                          76.63
Total investments                      98.16%

QUALITY DISTRIBUTION
----------------------------------------------------
A                                       2.26%
BBB                                    10.84
BB                                     15.78
B                                      45.74
CCC                                     7.82
C                                       0.26
D                                       0.83
Total bonds                            83.53%

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $23,885,913)                           $25,233,982
Joint repurchase agreement (cost $3,802,000)                        3,802,000
Receivable for investments sold                                     1,231,050
Receivable for shares sold                                            104,099
Interest receivable                                                   544,113
Receivable from affiliate                                              12,966
Other assets                                                              426

Total assets                                                       30,928,636

LIABILITIES
Due to custodian                                                      326,362
Payable for investments purchased                                     889,388
Payable for shares repurchased                                         23,366
Dividends payable                                                      10,323
Payable to affiliates
  Management fee                                                       29,447
  Distribution and service fee                                          4,396
  Other                                                                 4,104
Other payables and accrued expenses                                    59,856

Total liabilities                                                   1,347,242

NET ASSETS
Capital paid-in                                                    29,137,008
Accumulated net realized loss on investments                         (914,465)
Net unrealized appreciation of investments                          1,348,069
Accumulated net investment income                                      10,782

Net assets                                                        $29,581,394

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($16,480,573 [DIV] 1,674,573 shares)                            $9.84
Class B ($9,912,382 [DIV] 1,007,382 shares)                             $9.84
Class C ($3,090,034 [DIV] 313,990 shares)                               $9.84
Class I ($98,405 [DIV] 10,000 shares)                                   $9.84

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.84 [DIV] 95.5%)                                          $10.30
Class C ($9.84 [DIV] 99%)                                               $9.94

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $1,720,581
Dividends                                                              28,660

Total investment income                                             1,749,241

EXPENSES
Investment management fee                                             131,802
Class A distribution and service fee                                   38,476
Class B distribution and service fee                                   54,467
Class C distribution and service fee                                   19,123
Class A, Class B and Class C transfer agent fee                        22,122
Class I transfer agent fee                                                 76
Registration and filing fee                                            50,801
Custodian fee                                                          32,039
Auditing fee                                                           28,500
Printing                                                               15,986
Accounting and legal services fee                                       5,163
Miscellaneous                                                           2,074
Trustees' fee                                                           1,312
Interest expense                                                          467
Legal fee                                                                 196

Total expenses                                                        402,604
Less expense reductions                                               (85,844)

Net expenses                                                          316,760

Net investment income                                               1,432,481

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (385,569)
Change in net unrealized appreciation
  (depreciation) of investments                                     1,403,179

Net realized and unrealized gain                                    1,017,610

Increase in net assets from operations                             $2,450,091

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                           YEAR          YEAR
                                                          ENDED         ENDED
                                                        5-31-02       5-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                  $893,477    $1,432,481
Net realized loss                                      (320,044)     (385,569)
Change in net unrealized
  appreciation (depreciation)                           (25,865)    1,403,179

Increase in net assets
  resulting from operations                             547,568     2,450,091

Distributions to shareholders
From net investment income
Class A                                                (874,679)   (1,029,783)
Class B                                                 (34,971)     (391,880)
Class C                                                 (26,060)     (138,035)
Class I                                                  (8,891)       (7,825)
                                                       (944,601)   (1,567,523)
From Fund share transactions                          7,121,980    12,035,106

NET ASSETS
Beginning of period                                   9,938,773    16,663,720

End of period 1                                     $16,663,720   $29,581,394

1 Includes accumulated net investment income of $10,763 and $10,782, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-01 1   5-31-02     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.94       $9.62
Net investment income 2                                   0.15        0.81        0.69
Net realized and unrealized gain
  (loss) on investments                                  (0.07)      (0.27)       0.28
Total from
  investment operations                                   0.08        0.54        0.97
Less distributions
From net investment income                               (0.14)      (0.86)      (0.75)
Net asset value,
  end of period                                          $9.94       $9.62       $9.84
Total return 3,4 (%)                                      0.89 5      5.63       10.88

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $10         $12         $16
Ratio of expenses
  to average net assets (%)                               1.25 6      1.24        1.31
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.42 6      2.77        1.73
Ratio of net investment income
  to average net assets (%)                               5.93 6      8.24        7.36
Portfolio turnover (%)                                      13         113          97

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-01 1   5-31-02     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.94       $9.62
Net investment income 2                                   0.13        0.75        0.61
Net realized and unrealized gain
  (loss) on investments                                  (0.06)      (0.27)       0.30
Total from
  investment operations                                   0.07        0.48        0.91
Less distributions
From net investment income                               (0.13)      (0.80)      (0.69)
Net asset value,
  end of period                                          $9.94       $9.62       $9.84
Total return 3,4 (%)                                      0.71 5      4.99       10.11

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        $3         $10
Ratio of expenses
  to average net assets (%)                               1.95 6      1.90        2.01
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.12 6      3.43        2.43
Ratio of net investment income
  to average net assets (%)                               5.22 6      7.58        6.53
Portfolio turnover (%)                                      13         113          97

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-01 1   5-31-02     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.94       $9.62
Net investment income 2                                   0.13        0.75        0.61
Net realized and unrealized gain
  (loss) on investments                                  (0.06)      (0.27)       0.30
Total from
  investment operations                                   0.07        0.48        0.91
Less distributions
From net investment income                               (0.13)      (0.80)      (0.69)
Net asset value,
  end of period                                          $9.94       $9.62       $9.84
Total return 3,4 (%)                                      0.71 5      4.99       10.11

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        $2          $3
Ratio of expenses
  to average net assets (%)                               1.95 6      1.90        2.01
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.12 6      3.43        2.43
Ratio of net investment income
  to average net assets (%)                               5.22 6      7.58        6.55
Portfolio turnover (%)                                      13         113          97

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           5-31-01 1   5-31-02     5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00       $9.94       $9.62
Net investment income 2                                   0.15        0.83        0.72
Net realized and unrealized
  gain (loss) on investments                             (0.06)      (0.27)       0.28
Total from
  investment operations                                   0.09        0.56        1.00
Less distributions
From net investment income                               (0.15)      (0.88)      (0.78)
Net asset value,
  end of period                                          $9.94       $9.62       $9.84
Total return 3,4 (%)                                      0.96 5      5.89       11.24

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8        -- 8        -- 8
Ratio of expenses
  to average net assets (%)                               0.95 6      0.98        0.98
Ratio of adjusted expenses
  to average net assets 7 (%)                             2.12 6      2.51        1.40
Ratio of net investment income
  to average net assets (%)                               6.23 6      8.49        7.73
Portfolio turnover (%)                                      13         113          97

1 Class A, Class B, Class C and Class I shares began operations on 3-1-01.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $500,000.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock High Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income. The Fund will seek to achieve this objective by investing primarily in debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2003.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, the Fund has $907,610 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2010 -- $16,650 and May 31, 2011 -- $890,960. Net capital losses of $6,855 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on June 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income -- $1,567,523. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2003, the components of distributable earnings on a tax basis included $21,127 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $1,000,000,000 of the Fund's average daily net asset value, (b) 0.60% of the next $3,000,000,000, and (c) 0.55% of the Fund's average daily net asset value in excess of $4,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees and transfer agent fees, to 0.90% of the Fund's average daily net assets, at least until September 30, 2003. Accordingly, the expense reduction amounted to $85,844 for the year ended May 31, 2003. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $67,347 with regard to sales of Class A shares. Of this amount, $7,449 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $52,495 was paid as sales commissions to unrelated broker-dealers and $7,403 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $13,397 with regard to sales of Class C shares. Of this amount, $13,228 was paid as sales commissions to unrelated broker-dealers and $169 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2003, CDSCs received by JH Funds amounted to $27,523 for Class B shares and $880 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund will pay a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 1,000,000 shares of beneficial interest of the Fund on May 31, 2003.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                              YEAR ENDED 5-31-02        YEAR ENDED 5-31-03
                            SHARES        AMOUNT      SHARES        AMOUNT
CLASS A SHARES
Sold                       406,982    $3,964,433     694,399    $6,534,636
Distributions reinvested     1,636        15,877      14,757       138,597
Repurchased               (176,599)   (1,724,039)   (236,354)   (2,213,218)
Net increase               232,019    $2,256,271     472,802    $4,460,015

CLASS B SHARES
Sold                       343,808    $3,348,041     868,345    $8,167,661
Distributions reinvested       926         8,951      19,820       186,092
Repurchased                (37,327)     (364,279)   (198,319)   (1,850,942)
Net increase               307,407    $2,992,713     689,846    $6,502,811

CLASS C SHARES
Sold                       194,441    $1,893,386     250,057    $2,354,187
Distributions reinvested       451         4,369       5,760        54,075
Repurchased                 (2,543)      (24,759)   (144,176)   (1,335,982)
Net increase               192,349    $1,872,996     111,641    $1,072,280

NET INCREASE               731,775    $7,121,980   1,274,289   $12,035,106

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $27,159,704 and $18,458,615, respectively.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes was $27,699,214. Gross unrealized appreciation and depreciation of investments aggregated $1,798,478 and $461,710, respectively, resulting in net unrealized appreciation of $1,336,768. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification
of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $135,228, an increase in accumulated net investment income of $135,061 and an increase in capital paid-in of $167. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and premium amortization tax adjustment. The calculation of net investment income
(loss) per share in the Financial Highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock High Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock High Income Fund (the "Fund") at May 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, 1.83% of the dividends qualify for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2001                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2001                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2001                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Trustee, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2001                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin 2, Born: 1932                                                             2001                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson 2, Born: 1943                                                         2001                31
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 2001                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   2001                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                52
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds"), Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2001                52
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC
and John Hancock Signature Services ("Signature Services"); Senior Vice
President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.




FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713


[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Income Fund.

7200A 5/03
      7/03


John Hancock
Strategic
Income Fund

ANNUAL REPORT

5.31.03

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 18

Trustees & officers
page 35

For your information
page 41

Dear Fellow Shareholders,

After a weak first quarter 2003 due to the stalled economy, rising oil prices and concerns about corporate earnings and the war in Iraq, the stock market staged a strong rebound in April and May, with the end of war and better-than-expected first-quarter corporate earnings. As a result, the major indexes wiped out their first-quarter losses and wound up gaining ground year to date through May 31, 2003. The Dow Jones Industrial Average returned 7.17% and the Standard & Poor's 500 Index rose 10.34%. A rebound in the distressed technology sector sent the tech-heavy Nasdaq Composite Index up 19.50%. Bonds, which have outperformed stocks for the last three years, continued their upward trend this year, as investors still sought their relative safety and growing demand pushed bond prices up.

After the jarring stock market losses of the last three years, it's a relief for investors to be reminded that the market is indeed cyclical, and does eventually move up -- not just down. But while the stock market has been making its way back, the ride has been extremely volatile. Uncertainty still abounds about the strength of the economy, geopolitical issues, corporate governance problems, rising unemployment and the sustainability of corporate earnings growth. Even though the statistics suggest we might be emerging from this long, difficult bear market, we're not quite ready to call it history.

While no one can predict whether this market upturn can be sustained, and when the bear market cycle will turn, investors can take charge of how they maneuver through such uncertain times. First, take a look at how your portfolio is allocated among stocks, bonds and cash to make sure it's in the proper balance. Work with your investment professional, who knows your long-term goals and can help keep you on the right track, rather than being lured by today's stars, which could wind up tomorrow's laggards. And as always, keep a long-term investment horizon. We believe this offers the best way for you to survive the tough times and reach your investment objectives.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of May 31, 2003. They are subject to change at any time.



YOUR FUND
AT A GLANCE

The Fund seeks
high current
income by invest-
ing primarily in
foreign govern-
ment and
corporate debt
securities from
developed and
emerging markets,
U.S. government
and agency
securities and U.S.
high-yield bonds.

Over the last twelve months

* High-quality non-dollar foreign government bonds led the global bond markets.

* High-yield and emerging-market bonds staged a second-half comeback due to bargain-hunting investors looking for high-yielding investments.

* The Fund was helped by a combination of asset allocation and security selection.

[Bar chart with heading "John Hancock Strategic Income Fund." Under the heading is a note that reads "Fund performance for the year ended May 31, 2003." The chart is scaled in increments of 9% with 0% at the bottom and 18% at the top. The first bar represents the 16.50% total return for Class A. The second bar represents the 15.69% total return for Class B. The third bar represents the 15.69% total return for Class C. The fourth bar represents the 16.97% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 issuers

17.1%   U.S. Treasury
16.7%   Government of Canada
 5.9%   Government of New Zealand
 4.7%   Buoni Poliennali Del Tes (Italy)
 4.2%   Bonos Y Oblig Del Estado (Spain)
 3.0%   Federation of Russia
 2.8%   Bundesrepublik Deutschland (Denmark)
 2.6%   United Mexican States
 2.5%   Republic of Colombia
 2.2%   Government of Norway

As a percentage of net assets on May 31, 2003.



MANAGERS'
REPORT

BY FREDERICK L. CAVANAUGH, JR., AND DANIEL S. JANIS, III,
PORTFOLIO MANAGERS

John Hancock
Strategic Income Fund

The global bond markets generally turned in strong results during the 12-month period ended May 31, 2003. High-quality foreign government bonds -- including those issued by Canada, New Zealand, developed countries in Europe and others -- were among the global bond market's best performers, benefiting from a combination of the sluggish global economy, falling interest rates and the weakening U.S. dollar. A weak dollar and strong foreign currencies proved beneficial for investors in foreign bonds because the value of those investments often appreciated because of the currency effect. In addition, overseas bond markets -- particularly those in Europe -- rallied in expectation that interest rates would continue to fall in response to weak economic conditions. Lower-quality, higher-yielding emerging-market government bonds also performed quite well. Latin American bonds, for instance, rallied as political fears subsided and investors went bottom-fishing in a low-yield global environment.

"The global bond markets
 generally turned in
 strong results during
 the 12-month period
 ended May 31, 2003."

The largely U.S. high-yield corporate market ended the period with strong gains after struggling in much of the first half. The rally really began last October when investors began to gravitate toward the high-yield market seemingly in search of yield and value. The yield spread between the average high-yield bond and the 10-year Treasury had widened to about 11 percentage points -- more than double its historic level. That wide spread was a reflection of just how much of a decline high-yield bond prices had suffered. (Bond prices and yields move in opposite directions.) That growing appetite for yield set off the high-yield market's rally and helped bolster it during the first five months of 2003. But there were other factors at work as well. Chief among them was an improving stock market and the perception that companies were beginning to repair their balance sheets. The Federal Reserve's accommodative monetary policy (it lowered interest rates in late 2002, and held them steady through May 2003) was also viewed as a plus.

[Photos of Fred Cavanaugh and Daniel Janis flush right next to first paragraph.]

U.S. Treasuries also posted decent gains during the year, fueled by a weak economy and expectations that interest rates would remain stable or perhaps decline.

FUND PERFORMANCE

For the 12 months ended May 31, 2003, John Hancock Strategic Income Fund's Class A, Class B, Class C and Class I shares posted total returns of 16.50%, 15.69%, 15.69% and 16.97%, respectively, at net asset value. This compared with the 13.72% return of the average multi-sector income fund, according to Lipper, Inc.1 Keep in mind that your net asset value will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

"...we benefited from our
 decision to increase our
 stake in foreign govern-
 ment bonds..."

We believe the Fund's outperformance can be attributed in large part to our asset allocation decisions. Throughout much of the year, we benefited from our decision to increase our stake in foreign government bonds and simultaneously reduce our holdings in U.S. Treasury securities. Among foreign government bonds, we saw strong gains from many of our European holdings -- including Germany, Spain and Italy -- as well as those issued by the governments of New Zealand and Canada. Many of our investments in emerging-market bonds also aided performance. Our holdings in Russian government bonds, for example, benefited from the strength of its oil exports, growing foreign reserves and improving economic growth. While we sold about half of our Russian holdings in order to lock in profits, we continued to maintain other strong performers such as government bonds issued by Mexico, Peru and Panama. Many of those and other Latin American government bonds have come back strong in 2003 due in large measure to rising confidence in those countries' economic fundamentals.

[Table at top left-hand side of page entitled "Bond quality distribution." The first listing is AAA--51%, the second is AA--9%, the third A--1%, the fourth BBB--6%, the fifth BB--11%, the sixth B--13%, the seventh CCC--4% and the eighth Below CCC--1%.]

HIGH-YIELD CORPORATE BONDS

We believe the Fund's strong absolute and relative performance also benefited from individual security selection in the high-yield corporate bond market. Among our top-performing individual holdings was Pegasus Communications, the rural reseller of DIRECTV. Its bonds moved higher as the company continued to improve overall cash flow. Mexican television company Innova also performed well in response to improved cash flows and speculation that potential industry consolidation would benefit the company. Rural wireless provider Nextel Partners enjoyed solid results, announcing that it expected to become cash-flow positive in 2004.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-03." The chart is divided into six sections (from top to left): Foreign government bonds 54%, Corporate bonds 23%, U.S. government and agency bonds 18%, Short-term investments & other 3%, Common stocks 1% and Preferred stocks 1%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is European government bonds followed by an up arrow with the phrase "Falling interest rates, rising euro boost prices." The second listing is Russian bonds followed by an up arrow with the phrase "Strong demand for high-yielding securities." The third listing is Ocean Rig Norway followed by a down arrow with the phrase "Delay in rollout of two rigs."]

On the flip side, our holdings in Ocean Rig Norway disappointed when the company had delays in the rollout of its two rigs. Our investments in Corporacion Durango, the largest paper company in Mexico, also stumbled in response to difficult conditions in the paper industry and because it is in the midst of a debt restructuring that began in December 2002.

"Our plan for the foreseeable
 future is to continue to
 emphasize bonds denomi-
 nated in currencies other
 than the U.S. dollar..."

OUTLOOK

Our plan for the foreseeable future is to continue to emphasize bonds denominated in currencies other than the U.S. dollar, based on the fact that many foreign government bonds offer attractive levels of additional yield and on our view that the U.S. dollar will remain weak. As for the high-yield corporate market, we're approaching the balance of 2003 with a degree of caution. Valuations on many high-yield bonds have, in our opinion, reached or exceeded fair value given current economic conditions. What's more, we're not that optimistic that the global economy will show enough improvement over the next six months or so to provide the kind of fuel that we think will be required to take high-yield bond prices significantly higher.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
May 31, 2003

                              Class A      Class B      Class C      Class I 1    Index 1
Inception date                8-18-86      10-4-93       5-1-98       9-4-01           --

Average annual returns with maximum sales charge (POP)
One year                        11.20%       10.69%       13.47%       16.97%       13.12%
Five years                       4.89%        4.83%        4.91%          --         7.94%
Ten years                        7.47%          --           --           --         7.42%
Since inception                    --         7.13%        4.87%       12.15%          --

Cumulative total returns with maximum sales charge (POP)
One year                        11.20%       10.69%       13.47%       16.97%       13.12%
Five years                      26.94%       26.58%       27.05%          --        46.51%
Ten years                      105.60%          --           --           --       104.62%
Since inception                    --        94.51%       27.34%       22.04%          --

SEC 30-day yield as of May 31, 2003
                                 4.33%        3.85%        3.79%        4.63%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.


GROWTH OF
$10,000

Index 1: The Merrill
Lynch AAA U.S.
Treasury/Agency
Master Index, an index
of fixed-rate U.S.
Treasury and
agency securities

Index 2: The Merrill
Lynch High Yield
Master II Index, an
index of Yankee and
high-yield bonds

Index 3: Salomon
Smith Barney World
Government Bond
Index, an index of
bonds issued by gov-
ernments in the U.S.,
Europe and Asia

It is not possible
to invest directly in
an index.

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in three separate indexes.

Line chart with the heading "GROWTH OF $10,000." Within the chart are five lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, before sales charge, and is equal to $21,542 as of May 31, 2003. The second line represents the same hypothetical $10,000 investment made in the John Hancock Strategic Income Fund, after sales charge, and is equal to $20,560 as of May 31, 2003. The third line represents Index 1 and is equal to $20,462 as of May 31, 2003. The fourth line represents Index 2 and is equal to $19,090 as of May 31, 2003. The fifth line represents Index 3 and is equal to $19,055 as of May 31, 2003.

                                    Class B 1    Class C 1    Class I 2
Period beginning                    10-4-93       5-1-98       9-4-01
Without sales charge                $19,455      $12,865      $12,205
With maximum sales charge                --      $12,736           --
Index 1                             $19,391      $14,801      $11,719
Index 2                             $18,305      $11,381      $11,100
Index 3                             $18,269      $14,106      $12,687

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of May 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's prospectus for Class I shares.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
May 31, 2003

This schedule is divided into five main categories: long-term debt, preferred stocks, common stocks, warrants and short-term investments. Long-term debt, preferred stocks, common stocks and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE
LONG-TERM DEBT 95.31%                                                                                  $1,394,630,850
(Cost $1,226,413,794)

Advertising 0.18%                                                                                           2,502,852
Go Outdoor Systems Holding S.A.,
Sr Sub Note (France) 07-15-09 (E)                                    10.500%     B-            $1,900       2,502,852

Aerospace 0.01%                                                                                               102,495
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (B) (R)                       10.910      CC             1,500         102,495

Banks -- Foreign 0.18%                                                                                      2,642,403
Corporacion Andina de Fomento,
Note (Venezuela) 05-21-13                                             5.200      A              2,600       2,642,403

Banks -- United States 0.48%                                                                                7,052,770
Colonial Bank,
Sub Note 06-01-11                                                     9.375      BBB-           3,650       4,204,990
CSBI Capital Trust I,
Sec Co Gtd Bond Ser A 06-06-27 (I)                                   11.750      B-             2,340       2,847,780

Chemicals 0.25%                                                                                             3,675,000
Nova Chemicals Corp.,
Note (Canada) 05-15-06 +                                              7.000      BB+            3,500       3,675,000

Consumer Products 0.00%                                                                                             0
Hedstrom Corp.,
Sr Sub Note 06-01-07 (B)                                             10.000      Caa3           4,000               0

Containers 1.14%                                                                                           16,626,062
BWAY Corp.,
Sr Sub Note 10-15-10 (R)                                             10.000      B-             2,125       2,188,750
Owens-Brockway Glass Container, Inc.,
Sr Note 05-15-13 (R)                                                  8.250      B+             3,200       3,232,000
Sr Sec Note 02-15-09 +                                                8.875      BB             4,680       4,960,800
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08 +                                           10.875      CCC+           6,070       6,244,512

Finance 1.09%                                                                                              15,973,539
Pemex Project Funding Master Trust,
Note (Mexico) 02-15-08                                                8.500      BBB-           7,000       8,172,500
Gtd Note 04-04-10 (E) (R)                                             6.625      BBB-           3,000       3,740,164
Gtd Note 12-15-14 +                                                   7.375      BBB-           3,675       4,060,875

Food 0.13%                                                                                                  1,836,000
Dean Foods Co.,
Sr Note 08-01-07                                                      8.150      BB-            1,700       1,836,000

Government -- Foreign 54.09%                                                                              791,480,274
Australia, Government of,
Bond (Australia) 05-15-13 #                                           6.500      AAA           19,500      14,312,792
Bond (Australia) 04-15-15 #                                           6.250      Aaa           21,000      15,046,905
Bonos Y Oblig Del Estado,
Bond (Spain) 07-30-04 (E)                                             4.500      AA+            9,500      11,480,818
Bond (Spain) 10-31-11 (E)                                             5.350      Aaa           18,930      25,089,425
Bond (Spain) 07-30-12 (E)                                             5.000      AA+           10,000      12,938,852
Bond (Spain) 07-30-13 (E)                                             4.200      AA+           10,000      12,180,716
Brazil, Republic of,
Bond (Brazil) 01-16-07                                               10.000      B+             3,000       3,060,000
Bundesrepublik Deutschland,
Bond (Denmark) 07-04-12 (E)                                           5.000      AAA           16,800      21,863,731
Bond (Denmark) 01-04-13 (E)                                           4.500      AAA           15,000      18,732,578
Buoni Poliennali Del Tes,
Bond (Italy) 02-01-07 (E)                                             6.750      AA             5,500       7,397,750
Bond (Italy) 08-01-11 (E)                                             5.250      AA            23,835      31,345,872
Bond (Italy) 02-01-13 (E)                                             4.750      Aa2           10,000      12,645,990
Bond (Italy) 05-01-31 (E)                                             6.000      AA            11,800      16,672,609
Canada, Government of,
Bond (Canada) 09-01-05 #                                              6.000      AAA           24,500      18,897,273
Bond (Canada) 12-01-05 #                                              8.750      AAA           52,000      42,776,465
Bond (Canada) 12-01-06 #                                              7.000      AAA           45,000      36,394,426
Bond (Canada) 09-01-07 #                                              4.500      AAA           22,000      16,546,858
Bond (Canada) 06-01-08 #                                              6.000      AAA           10,000       7,997,524
Bond (Canada) 06-01-09 #                                              5.500      AAA           49,000      38,523,141
Bond (Canada) 06-01-10 #                                              5.500      AAA           33,425      26,294,350
Bond (Canada) 06-01-11 #                                              6.000      AAA           35,050      28,418,243
Bond (Canada) 06-01-29 #                                              5.750      AA+           35,525      28,623,325
Chile, Republic of,
Bond (Chile) 01-15-13                                                 5.500      A-             3,000       3,191,250
Colombia, Republic of,
Bond (Colombia) 06-30-03 (E)                                         11.000      BB             7,000       8,257,766
Bond (Colombia) 04-09-11 +                                            9.750      BB+            7,076       7,981,209
Bond (Colombia) 02-25-20                                             11.750      BB             6,600       8,283,000
Bond (Colombia) 01-28-33 +                                           10.375      BB             6,000       6,885,000
Note (Colombia) 05-31-11 (E)                                         11.500      BB             4,000       5,269,162
Germany, Federal Republic of,
Bond (Germany) 01-04-12 (E)                                           5.000      AAA           17,950      23,354,022
Mexican States, United,
Bond (Mexico) 09-15-16                                               11.375      BBB-           3,800       5,567,000
Bond (Mexico) 08-15-31                                                8.300      BBB-          11,500      13,610,250
Note (Mexico) 01-14-11                                                8.375      BBB-           7,200       8,773,200
Note (Mexico) 01-16-13 +                                              6.375      BBB-           5,000       5,380,000
Unsub Note (Mexico) 03-13-08 (E)                                      7.375      BBB-           7,560      10,069,863
New Zealand, Government of,
Bond (New Zealand) 07-15-09 #                                         7.000      AAA           33,000      20,783,875
Bond (New Zealand) 11-15-11 #                                         6.000      AAA           35,750      21,564,388
Bond (New Zealand) 04-15-13 #                                         6.500      AAA           69,400      43,452,762
Norway, Government of,
Bond (Norway) 11-30-04 #                                              5.750      AAA          163,000      24,915,429
Bond (Norway) 05-16-11 #                                              6.000      AAA           44,000       7,156,262
Panama, Republic of,
Bond (Panama) 02-08-11                                                9.625      BB             8,900      10,324,000
Bond (Panama) 01-16-23 +                                              9.375      BB             2,700       3,051,000
Bond (Panama) 09-30-27                                                8.875      BB             5,000       5,375,000
Peru, Republic of,
Note (Peru) 01-15-08                                                  9.125      BB-            5,725       6,297,500
Note (Peru) 02-06-15                                                  9.875      BB-            3,700       4,236,500
Philippines, Republic of,
Bond (Philippine Islands) 01-18-17                                    9.375      BB             5,000       5,531,250
Russia, Federation of,
Unsub Bond (Russia) 07-24-18                                         11.000      BB            16,615      23,925,600
Unsub Bond (Russia) 06-24-28                                         12.750      BB             8,400      14,225,400
Sweden, Kingdom of,
Bond (Sweden) 01-15-04 #                                              5.000      AAA           61,300       7,979,657
Bond (Sweden) 02-09-05 #                                              6.000      AAA           68,500       9,229,862
Bond (Sweden) 08-15-07 #                                              8.000      AAA           87,500      13,228,375
Venezuela, Republic of,
Bond (Venezuela) 03-23-05 (E)                                        10.500      CCC+          14,750      16,342,049

Government -- U.S. 17.15%                                                                                 250,931,006
United States Treasury,
Bond 08-15-05 +                                                      10.750      AAA           33,000      39,712,134
Bond 02-15-16 +                                                       9.250      AAA           27,600      42,930,944
Bond 08-15-19 + ***                                                   8.125      AAA           42,325      62,363,263
Note 08-15-04 +                                                       7.250      AAA           33,000      35,402,796
Note 08-15-05 +                                                       6.500      AAA           19,300      21,457,682
Note 08-15-07 +                                                       6.125      AAA           23,600      27,494,000
Note 08-15-11 +                                                       5.000      AAA           19,000      21,570,187

Government -- U.S. Agencies 1.23%                                                                          18,010,069
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 06-01-33                                          5.500      AAA          $17,250      18,010,069

Leisure 4.50%                                                                                              65,801,148
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      Caa1           4,875       5,118,750
Hockey Co. (The)/Sport Maska, Inc.,
Unit (Sr Sec Note & Sr Sec Note) (Canada) 04-15-09                   11.250      B              5,360       5,909,400
Isle of Capri Casinos, Inc,
Sr Sub Note 03-15-12 +                                                9.000      B              4,500       4,758,750
Jacobs Entertainment, Inc.,
Sr Sec Note 02-01-09                                                 11.875      B              4,550       4,777,500
Jupiters Ltd.,
Sr Note (Australia) 03-01-06                                          8.500      BB+            5,520       5,961,600
Majestic Investor Holding LLC/Majestic Investor Capital Corp.,
Gtd Sr Sec Note 11-30-07                                             11.653      B              5,500       5,445,000
Mandalay Resort Group,
Sr Sub Note 02-15-10 +                                                9.375      BB-            3,850       4,235,000
Mohegan Tribal Gaming Authority,
Sr Sub Note 04-01-12                                                  8.000      BB-            4,450       4,717,000
MTR Gaming Group, Inc.,
Gtd Note 04-01-10 (R)                                                 9.750      B+             2,200       2,282,500
Penn National Gaming, Inc.,
Sr Sub Note, Ser B, 03-01-08                                         11.125      B-             5,200       5,694,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 08-15-11 +                                      8.875      B+             2,375       2,535,313
Waterford Gaming LLC
Sr Note 03-15-10 (R)                                                  9.500      B+             7,063       7,557,410
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10 +                                              12.000      CCC+           6,290       6,808,925

Linen Supply & Related 0.31%                                                                                4,536,500
Coinmach Corp.,
Sr Note 02-01-10                                                      9.000      B              4,220       4,536,500

Media 3.67%                                                                                                53,770,855
Allbritton Communications Co.,
Sr Sub Note 12-15-12 (R)                                              7.750      B-             1,300       1,335,750
Sr Sub Note 12-15-12 +                                                7.750      B-             3,500       3,596,250
Callahan Nordrhein Westfalen GmbH,
Sr Note (Germany) 07-15-11 (B) (E)                                   14.125      D              1,430          50,457
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.,
Sr Note 10-01-09                                                     10.750      CCC-           2,000       1,460,000
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16 +                                                10.500      B+             3,450       3,838,125
Sr Sub Deb 04-01-23                                                   9.875      B+             1,750       1,824,375
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+             6,265       6,421,625
Sr Sub Note, Ser B, 10-01-09                                          8.750      B+             3,500       3,578,750
Grupo Televisa SA,
Bond (Mexico) 03-11-32 +                                              8.500      BBB-           3,200       3,440,000
Note (Mexico) 09-13-11                                                8.000      BBB-           1,700       1,904,000
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B-             7,150       7,221,500
Paxson Communications Corp.,
Gtd Sr Sub Note 07-15-08                                             10.750      B-             3,735       3,996,450
Pegasus Communications Corp.,
Sr Note Ser B 08-01-07                                               12.500      CCC+           6,050       5,233,250
Rogers Cablesystems Ltd.,
Sr Sec Deb (Canada) 01-15-14 #                                        9.650      BBB-           6,505       4,973,604
Sinclair Broadcast Group, Inc.,
Gtd Sr Sub Note 03-15-12 +                                            8.000      B              4,625       4,896,719

Medical 0.21%                                                                                               3,138,000
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      B              2,400       2,520,000
Alpharma, Inc.,
Sr Note 05-01-11 (R)                                                  8.625      B+               600         618,000

Metal 0.00%                                                                                                    37,500
Centaur Mining & Exploration Ltd.,
Sr Note (Australia) 12-01-07 (B)                                     11.000      D              2,500          37,500

Oil & Gas 2.91%                                                                                            42,594,785
Chesapeake Energy Corp.,
Gtd Sr Note 01-15-15 +                                                7.750      B+             2,500       2,618,750
Sr Note 04-01-11 +                                                    8.125      B+             6,000       6,360,000
Comstock Resources, Inc.,
Sr Note 05-01-07                                                     11.250      B-             6,175       6,669,000
Frontier Oil Corp.,
Sr Note Ser A 02-15-06                                                9.125      B                700         710,500
Gazprom OAO
Note (Russia) 03-01-13 (R) +                                          9.625      B+             6,000       6,795,000
Key Energy Services, Inc.,
Sr Sub Note Ser B 01-15-09                                           14.000      B+             3,374       3,804,185
OAO Siberian Oil Co.,
Bond (Russia) 02-13-07                                               11.500      Ba3            5,475       6,329,100
Ocean Rig Norway A.S.,
Sr Sec Note (Norway) 06-01-08                                        10.250      CCC            5,400       4,482,000
Parker Drilling Co.,
Gtd Sr Note Ser B 11-15-09 +                                         10.125      B+             4,500       4,826,250

Paper & Paper Products 1.88%                                                                               27,452,523
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 08-01-06 (B)                                        13.125      D             12,020       6,490,800
Kappa Beheer BV,
Sr Sub Note (Netherlands) 07-15-09 (E)                               10.625      B              5,850       7,327,723
Longview Fibre Co.,
Sr Sub Note 01-15-09                                                 10.000      B+             2,125       2,284,375
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12 (R)                                        9.625      B                900         968,625
Sr Note (Ireland) 10-01-12                                            9.625      B              3,400       3,659,250
Stone Container Corp.,
Sr Note 02-01-08                                                      9.250      B              2,000       2,150,000
Sr Note 02-01-11                                                      9.750      B              1,800       1,953,000
Sr Note 07-01-12                                                      8.375      B              2,500       2,618,750

Printing -- Commercial 0.20%                                                                                2,970,000
American Color Graphics, Inc.,
Sr Sub Note 08-01-05                                                 12.750      B-             3,000       2,970,000

Telecommunications 2.77%                                                                                   40,578,749
GCI, Inc.,
Sr Note 08-01-07                                                      9.750      B+             4,633       4,702,495
Grupo Iusacell S.A. de C.V.,
Sr Note (Mexico) 12-01-06 (B)                                        14.250      C              4,000       1,240,000
Mobile Telesystems
Gtd Bond (Luxembourg) 12-21-04                                       10.950      B+             2,650       2,835,500
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+             5,800       6,322,000
Nextel Communications, Inc.,
Sr Disc Note 10-31-07                                                 9.750      B              1,700       1,746,750
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon (14.00%,
02-01-04) 02-01-09 (A)                                                 Zero      CCC+           4,565       4,622,062
Sr Note 11-15-09 +                                                   12.500      CCC+           2,750       3,080,000
PanAmSat Corp.,
Gtd Sr Note 02-01-12                                                  8.500      B-             4,500       4,815,000
PTC International Finance B.V.,
Sr Sub Disc Note (Netherlands) 07-01-07                              10.750      BB-              825         862,125
PTC International Finance II S.A.,
Sr Sub Note (Luxembourg) 12-01-09 (E)                                11.250      BB-            2,400       3,112,099
TeleCorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon (11.625%,
04-15-04) 04-15-09 (A)                                                 Zero      BBB            3,048       3,131,820
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon (12.75%,
05-15-04) 05-15-09 (A)                                                 Zero      BBB            1,669       1,714,898
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                                     11.500      BBB+           2,100       2,394,000

Transportation 0.69%                                                                                       10,082,265
CHC Helicopter Corp.,
Sr Sub Note (Canada) 07-15-07 (E)                                    11.750      B              2,146       2,725,945
North American Van Lines, Inc.,
Sr Sub Note 12-01-09                                                 13.375      B-             6,300       6,772,500
Pacific & Atlantic Holdings, Inc.,
Sr Sec Note (Greece) 12-31-07 (R)                                    10.500      Caa2           1,578         583,820

Utilities 1.92%                                                                                            28,105,430
Empresa Electrica Guacolda SA,
Sr Sec Note (Chile) 04-30-13 (R)                                      8.625      BBB-           4,600       4,825,612
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            4,250       4,579,375
Deb Ser B 07-23-06                                                   13.250      BB-            5,600       6,342,000
Mirant Americas Generation, LLC,
Sr Note 05-01-06                                                      7.625      CCC            1,850       1,364,375
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-           2,617       3,146,613
Niagara Mohawk Power Corp.,
Sec Facil Bond 01-01-18                                               8.770      A              1,821       1,895,102
PSEG Energy Holdings, Inc.,
Note 04-16-07 (R)                                                     7.750      BBB-           3,200       3,400,000
Salton Sea Funding Corp.,
Gtd Sr Sec Note Ser F 11-30-18                                        7.475      BB             1,765       1,654,603
Sr Sec Note Ser C 05-30-10                                            7.840      BB               900         897,750

Waste Disposal Service & Equip 0.32%                                                                        4,730,625
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09 +                                         10.000      B+             4,500       4,730,625

ISSUER, DESCRIPTION,                                                                           SHARES           VALUE
PREFERRED STOCKS 0.90%                                                                                    $13,175,921
(Cost $23,380,207)

Finance 0.18%                                                                                               2,540,000
Credit Lyonnais Capital S.C.A., 9.50% Depositary Shares (R)                                   100,000       2,540,000

Real Estate Operations 0.07%                                                                                1,035,000
Anthracite Capital, Inc., 10.00%, Ser B                                                        45,000       1,035,000

Telecommunications 0.25%                                                                                    3,700,921
CSC Holdings, Inc., 11.75%, Ser H                                                              11,000       1,149,500
DigitalGlobe, Inc., 8.50% (R)                                                                 123,254         123,254
ICG Holdings, Inc., 14.00% (I)                                                                  3,247         109,099
Metrocall Holdings, Inc., 15.00%                                                                3,982          35,838
Nextel Communications, Inc., 11.125%, Ser E                                                     1,748       1,800,440
Rural Cellular Corp., 11.375%, Ser B                                                            1,694         482,790

Transportation 0.00%                                                                                                0
Pacific & Atlantic Holdings, Inc., 7.50% (Greece) (I)                                          87,095               0

Waste Disposal Service & Equip. 0.40%                                                                       5,900,000
Allied Waste Industries, Inc., 6.25%, Conv                                                    100,000       5,900,000

COMMON STOCKS 0.66%                                                                                        $9,591,179
(Cost $27,655,468)

Consumer Products 0.00%                                                                                             0
Hedstrom Corp. (Canada) (B) **                                                                 10,909               0

Food 0.01%                                                                                                     85,200
TLC Beatrice International Holdings (Class A) (I) (r)**                                        20,000          85,200

Mining 0.42%                                                                                                6,097,580
Barrick Gold Corp. (Canada)                                                                   117,000       2,045,160
Newmont Mining Corp.                                                                           72,000       2,135,520
Pan American Silver Corp. (Canada) **                                                         290,000       1,916,900

Oil & Gas 0.06%                                                                                              $860,682
Key Energy Services, Inc. **                                                                   72,448         860,682

Retail 0.00%                                                                                                    4,929
SpinCycle, Inc. (I)**                                                                             667           4,929

Telecommunications 0.17%                                                                                    2,542,788
Deutsche Telekom AG, Common Stock ADR (Germany)                                                 8,253         123,960
Metrocall Holdings, Inc. **                                                                     4,620         300,300
NII Holdings, Inc. (Class B) **                                                                23,262         837,200
NTL Europe Inc. **                                                                             24,037           1,202
Versatel Telecom International NV (Netherlands) **                                          1,183,045       1,280,126

WARRANTS 0.24%                                                                                             $3,523,480
(Cost $827,963)

Consumer Products 0.00%                                                                                             0
Hedstrom Corp. (Canada) (B) **                                                                 12,539               0

Telecommunications 0.24%                                                                                    3,523,480
Allegiance Telecom, Inc. **                                                                     3,500           3,500
COLT Telecom Plc, (United Kingdom) (R) # **                                                     5,000       3,276,701
Loral Space & Communications Ltd. **                                                            5,000              50
Loral Space & Communications Ltd. **                                                           37,000           1,850
MetroNet Communications Corp. (Canada) (R) **                                                   2,250         209,250
NTL, Inc.                                                                                      28,043          31,969
Occidente y Caribe Celular S.A. (Colombia) (R) **                                              16,000             160

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 1.99%                                                                              $29,105,000
(Cost $29,105,000)

Joint Repurchase Agreement 1.99%
Investment in a joint repurchase agreement
transaction with Barclays Capital, Inc. --
Dated 05-30-03, due 06-02-03 (Secured by
U.S. Treasury Bond, 8.000% due 11-15-21 and
U.S. Treasury Inflation Indexed Bonds, 3.625%
thru 3.875%, due 04-15-28 thru 04-15-29)                                        1.270%         $29,105     29,105,000

TOTAL INVESTMENTS 99.10%                                                                               $1,450,026,430

OTHER ASSETS AND LIABILITIES, NET 0.90%                                                                   $13,220,226

TOTAL NET ASSETS 100.00%                                                                               $1,463,246,656


Notes to Schedule of Investments

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.-dollar-denominated, unless indicated otherwise.

  * Credit ratings are unaudited and are rated by Moody's Investors Service or John Hancock Advisers, LLC, where Standard & Poor's ratings are not available.

 ** Non-income-producing security.

*** A portion of these securities having an aggregate value of $18,010,069, or 1.23% of the Fund's net assets, has been purchased as forward commitments -- that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities are fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments. Accordingly, the market value of $18,910,572 of U.S. Treasury Bond, 8.125%, 08-15-19 has been segregated to cover the forward commitments.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

  + All or a portion of this security is on loan on May 31, 2003.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $58,366,854 or 3.99% of the Fund's net assets as of May 31, 2003.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:

                                                    VALUE AS A
                                                    PERCENTAGE   VALUE AS OF,
                       ACQUISITION  ACQUISITION      OF FUND'S        MAY 31,
ISSUER, DESCRIPTION           DATE         COST     NET ASSETS          2003
----------------------------------------------------------------------------
TLC Beatrice International
Holdings (Class A),
common stock              11-25-87      $54,400           0.01%      $85,200

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



PORTFOLIO
CONCENTRATION

May 31, 2003
(unaudited)

These tables show
the percentages
of the Fund's
investments
aggregated
by various
countries and
concentration
of investments
aggregated by
the quality
rating for each
debt security.

                            VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION	       OF NET ASSETS
-------------------------------------------------
Australia                          2.42%
Bahamas                            0.17
Brazil                             0.21
Canada                            18.17
Chile                              0.55
Colombia                           2.51
Denmark                            2.77
France                             0.17
Germany                            1.61
Greece                             0.04
Ireland                            0.32
Italy                              4.65
Luxembourg                         0.84
Mexico                             5.13
Netherlands                        0.65
New Zealand                        5.86
Norway                             2.50
Panama                             1.28
Peru                               0.72
Philippine Islands                 0.38
Russia                             3.50
Spain                              4.22
Sweden                             2.08
United Kingdom                     0.22
United States                     36.83
Venezuela                          1.30
Total investments                  99.10%

QUALITY DISTRIBUTION
-----------------------------------------
AAA                                51.36%
AA                                  9.11
A                                   0.53
BBB                                 6.32
BB                                 10.85
B                                  12.82
CCC                                 3.78
CC                                  0.01
C                                   0.08
D                                   0.45
Total bonds                        95.31%

See notes to
financial statements.



ASSETS AND
LIABILITIES

May 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $1,307,382,432)
  including $296,190,676 of securities loaned                  $1,450,026,430
Cash segregated for futures contracts                               1,826,000
Receivable for investments sold                                     1,005,000
Receivable for shares sold                                          3,677,770
Receivable for forward foreign currency exchange contracts          1,341,625
Interest and dividends receivable                                  31,885,735
Other assets                                                          175,359

Total assets                                                    1,489,937,919

LIABILITIES
Due to custodian                                                        3,783
Payable for investments purchased                                  19,014,391
Payable for shares repurchased                                      1,462,769
Dividends payable                                                     435,997
Payable for forward foreign currency exchange contracts             4,546,661
Payable to affiliates
  Management fee                                                      437,630
  Distribution and service fee                                        228,450
  Other                                                               279,179
Other payables and accrued expenses                                   282,403

Total liabilities                                                  26,691,263

NET ASSETS
Capital paid-in                                                 1,489,393,966
Accumulated net realized loss on investments, futures and
  foreign currency transactions                                  (176,239,332)
Net unrealized appreciation of investments, futures and
  translation of assets and liabilities in foreign currencies     138,827,962
Accumulated net investment income                                  11,264,060

Net assets                                                     $1,463,246,656

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($594,813,243 [DIV] 84,037,162 shares)                          $7.08
Class B ($612,684,316 [DIV] 86,561,219 shares)                          $7.08
Class C ($255,738,391 [DIV] 36,133,011 shares)                          $7.08
Class I ($10,706 [DIV] 1,513 shares)                                    $7.08

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($7.08 [DIV] 95.5%)                                           $7.41
Class C ($7.08 [DIV] 99%)                                               $7.15

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
May 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest income (including securities lending
  income of $386,811, and net of foreign withholding
  taxes of $35,270)                                               $84,091,313
Dividends (net of foreign withholding taxes of $4,277)                931,399

Total investment income                                            85,022,712

EXPENSES
Investment management fee                                           4,631,798
Class A distribution and service fee                                1,558,539
Class B distribution and service fee                                5,565,643
Class C distribution and service fee                                1,845,116
Class A, Class B and Class C transfer agent fee                     2,248,581
Class I transfer agent fee                                                  8
Custodian fee                                                         440,762
Accounting and legal services fee                                     401,958
Registration and filing fee                                           149,009
Trustees' fee                                                          83,492
Miscellaneous                                                          69,616
Printing                                                               52,574
Auditing fee                                                           44,600
Legal fee                                                               8,792
Interest expense                                                        5,285

Total expenses                                                     17,105,773

Net investment income                                              67,916,939

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on
Investments                                                       (23,767,517)
Foreign currency transactions                                     (19,413,590)
Financial futures contracts                                       (16,458,837)
Change in unrealized appreciation (depreciation) of
Investments                                                       189,573,779
Translation of assets and liabilities in foreign currencies         2,773,506
Financial futures contracts                                        (1,736,464)

Net realized and unrealized gain                                  130,970,877

Increase in net assets from operations                           $198,887,816

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share
holders invested
in the Fund.
                                                       YEAR            YEAR
                                                      ENDED           ENDED
                                                    5-31-02         5-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                           $77,201,599     $67,916,939
Net realized loss                               (40,728,125)    (59,639,944)
Change in net unrealized
  appreciation (depreciation)                    27,070,948     190,610,821

Increase in net assets resulting
  from operations                                63,544,422     198,887,816

Distributions to shareholders
From net investment income
Class A                                         (35,588,615)    (34,974,381)
Class B                                         (35,951,697)    (33,597,673)
Class C                                          (5,929,845)    (10,949,751)
Class I                                                (533)           (772)
From capital paid-in
Class A                                          (3,383,080)             --
Class B                                          (3,417,594)             --
Class C                                            (563,695)             --
Class I                                                 (51)             --
                                                (84,835,110)    (79,522,577)
From Fund share transactions                     69,000,333     160,236,129

NET ASSETS
Beginning of period                           1,135,935,643   1,183,645,288

End of period 1                              $1,183,645,288  $1,463,246,656

1 Includes accumulated net investment income of $6,269,693 and $11,264,060, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           5-31-99     5-31-00     5-31-01     5-31-02 1   5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 2                                   0.59        0.59        0.57        0.46        0.38
Net realized and unrealized
  gain (loss) on investments                             (0.38)      (0.49)      (0.36)      (0.07)       0.65
Total from
  investment operations                                   0.21        0.10        0.21        0.39        1.03
Less distributions
From net investment income                               (0.59)      (0.59)      (0.56)      (0.46)      (0.44)
From capital paid-in                                        --          --       (0.01)      (0.05)         --
                                                         (0.59)      (0.59)      (0.57)      (0.51)      (0.44)
Net asset value,
  end of period                                          $7.46       $6.97       $6.61       $6.49       $7.08
Total return 3 (%)                                        2.77        1.37        3.15        6.22       16.50

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $541        $511        $512        $508        $595
Ratio of expenses
  to average net assets (%)                               0.89        0.91        0.93        0.93        0.95
Ratio of net investment income
  to average net assets (%)                               7.71        8.09        8.40        7.06        5.82
Portfolio turnover (%)                                      55 4        36 4        48          69          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           5-31-99     5-31-00     5-31-01     5-31-02 1   5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 2                                   0.53        0.54        0.52        0.42        0.34
Net realized and unrealized
  gain (loss) on investments                             (0.38)      (0.49)      (0.35)      (0.08)       0.64
Total from
  investment operations                                   0.15        0.05        0.17        0.34        0.98
Less distributions
From net investment income                               (0.53)      (0.54)      (0.52)      (0.42)      (0.39)
From capital paid-in                                        --          --       (0.01)      (0.04)         --
                                                         (0.53)      (0.54)      (0.53)      (0.46)      (0.39)
Net asset value,
  end of period                                          $7.46       $6.97       $6.61       $6.49       $7.08
Total return 3 (%)                                        2.06        0.65        2.44        5.49       15.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $619        $564        $555        $556        $613
Ratio of expenses
  to average net assets (%)                               1.59        1.61        1.63        1.63        1.65
Ratio of net investment income
  to average net assets (%)                               7.01        7.39        7.69        6.36        5.13
Portfolio turnover (%)                                      55 4        36 4        48          69          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                           5-31-99     5-31-00     5-31-01     5-31-02 1   5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $7.84       $7.46       $6.97       $6.61       $6.49
Net investment income 2                                   0.53        0.53        0.52        0.42        0.33
Net realized and unrealized gain
  (loss) on investments                                  (0.38)      (0.49)      (0.35)      (0.08)       0.65
Total from
  investment operations                                   0.15        0.04        0.17        0.34        0.98
Less distributions
From net investment income                               (0.53)      (0.53)      (0.52)      (0.42)      (0.39)
From capital paid-in                                        --          --       (0.01)      (0.04)         --
                                                         (0.53)      (0.53)      (0.53)      (0.46)      (0.39)
Net asset value,
  end of period                                          $7.46       $6.97       $6.61       $6.49       $7.08
Total return 3 (%)                                        2.04        0.65        2.43        5.49       15.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $22         $36         $69        $121        $256
Ratio of expenses
  to average net assets (%)                               1.59        1.61        1.63        1.64        1.65
Ratio of net investment income
  to average net assets (%)                               7.01        7.39        7.65        6.35        4.99
Portfolio turnover (%)                                      55 4        36 4        48          69          71

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                           5-31-02 1,5 5-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                    $6.61       $6.49
Net investment income 2                                   0.35        0.50
Net realized and unrealized gain
  (loss) on investments                                  (0.08)       0.56
Total from
  investment operations                                   0.27        1.06
Less distributions
From net investment income                               (0.36)      (0.47)
From capital paid in                                     (0.03)         --
                                                         (0.39)      (0.47)
Net asset value,
  end of period                                          $6.49       $7.08
Total return 3 (%)                                        4.34 6     16.97

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 7        -- 7
Ratio of expenses
  to average net assets (%)                               0.60 8      0.55
Ratio of net investment income
  to average net assets (%)                               7.39 8      6.29
Portfolio turnover (%)                                      69          71


1 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002, was to decrease net investment income per share by $0.03, decrease net realized and unrealized losses per share by $0.03 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 7.59%, 6.89%, 6.88% and 7.92% for Class A, Class B, Class C and Class I shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001, have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Class I shares began operations on 9-4-01.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Strategic Income Fund (the "Fund") is a diversified series of John Hancock Strategic Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2003, the Fund loaned securities having a market value of $296,190,676 collateralized by securities in the amount of $302,334,310.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 2003, the Fund had deposited $1,826,000 in a segregated account to cover margin requirements on open futures contracts.

The Fund had the following open financial futures contracts on May 31, 2003:

                   NUMBER OF
OPEN CONTRACTS     CONTRACTS   POSITION   EXPIRATION   DEPRECIATION

U.S. Treasury Note     1,660      Short       SEP 03    ($1,736,464)


Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2003:

                  PRINCIPAL AMOUNT    EXPIRATION      APPRECIATION
CURRENCY          COVERED BY CONTRACT      MONTH     (DEPRECIATION)
------------------------------------------------------------------
BUYS
Pound Sterling    20,225,000             JUL 03           $715,247

SELLS
Euro              41,400,000             JUL 03        ($3,110,856)
Euro              26,500,000             AUG 03            362,839
Euro              13,700,000             AUG 03           (433,765)
Euro              20,000,000             SEP 03            256,070
Pound Sterling    20,225,000             JUL 03         (1,002,040)
Pound Sterling     2,000,000             SEP 03              7,469
                                                       ($3,920,283)

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $113,336,403 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2004 -- $267,008, May 31, 2006 -- $1,008,800, May 31, 2007 -- $1,503,470, May
31, 2008 -- $6,667,465, May 31, 2009 -- $19,893,294, May 31, 2010 --
$54,670,046 and May 31, 2011 -- $29,326,320. Availability of a certain amount of these loss carryforwards which were acquired on October 22, 1999 in a merger with John Hancock Short-Term Strategic Income Fund, may be limited in a given year. Net capital losses of $42,222,708 that are attributable to security transactions incurred after October 31, 2002, are treated as arising on June 1, 2003, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2003, the tax character of distributions paid was as follows: ordinary income $79,522,577. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2003, the components of distributable earnings on a tax basis included $46,919,676 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next
$250,000,000, (d) 0.35% of the next $150,000,000 and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $1,543,707 with regard to sales of Class A shares. Of this amount, $171,393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,095,091 was paid as sales commissions to unrelated broker-dealers and $277,223 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2003, JH Funds received net up-front sales charges of $1,335,787 with regard to sales of Class C shares. Of this amount, $1,327,207 was paid as sales commissions to unrelated broker-dealers and $8,580 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2003, CDSCs received by JH Funds amounted to $1,597,795 for Class B shares and $106,869 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, The Fund pays a monthly transfer agent fee at an annual rate of 0.015% the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund will pay a monthly transfer agent fee at a total annual rate of 0.05% of Class I shares' average daily net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.



NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 5-31-02           YEAR ENDED 5-31-03
                               SHARES         AMOUNT        SHARES         AMOUNT
---------------------------------------------------------------------------------
CLASS A SHARES
Sold                       19,044,961   $124,496,209    19,425,397   $127,499,296
Distributions reinvested    3,741,086     24,420,081     3,522,606     22,986,222
Repurchased               (22,081,214)  (144,330,454)  (17,093,432)  (111,173,985)
Net increase                  704,833     $4,585,836     5,854,571    $39,311,533

CLASS B SHARES
Sold                       17,962,382   $117,444,858    19,680,819   $128,709,040
Distributions reinvested    2,809,785     18,334,392     2,936,752     19,143,323
Repurchased               (19,185,985)  (125,149,908)  (21,599,075)  (140,724,411)
Net increase                1,586,182    $10,629,342     1,018,496     $7,127,952

CLASS C SHARES
Sold                       10,539,823    $68,818,077    21,473,024   $139,764,895
Distributions reinvested      526,992      3,435,782       956,712      6,251,710
Repurchased                (2,835,836)   (18,478,704)   (4,917,668)   (32,219,961)
Net increase                8,230,979    $53,775,155    17,512,068   $113,796,644

CLASS I SHARES 1
Shares sold                     1,513        $10,000            --             --
Shares reinvested                  --             --            --             --
Repurchased                        --             --            --             --
Net increase (decrease)         1,513        $10,000            --             --

NET INCREASE               10,523,507    $69,000,333    24,385,135   $160,236,129

1 Class I shares began operations on 9-4-01.



NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2003, aggregated $949,865,456 and $876,071,993, respectively.

The cost of investments owned on May 31, 2003, including short-term investments, for federal income tax purposes was $1,375,957,020. Gross unrealized appreciation and depreciation of investments aggregated $126,997,448 and $52,928,038, respectively, resulting in net unrealized appreciation of $74,069,410. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the amortization of premiums and accretion of discounts on debt securities and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTE E
Reclassification of accounts

During the year ended May 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $6,136,834, an increase in accumulated net investment income of $16,600,005 and a decrease in capital paid-in of $22,736,839. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation, expiring capital loss carryovers, premium amortization tax adjustment and foreign currency adjustments. The calculation of net investment income per share in the Financial Highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John
Hancock Strategic Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Strategic Income Fund (the "Fund") at May 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2003, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2003.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2003, 0.69% of the dividends qualify for the corporate dividends-received deduction.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1993                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1993                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1993                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Trustee, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin 2, Born: 1932                                                              1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).



INDEPENDENT TRUSTEES (continued)
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1              BY TRUSTEE
Patti McGill Peterson 2, Born: 1943                                                          1996                30
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                  1996                30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                52
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and The
Berkeley Financial Group, LLC ("The Berkeley Group"), John Hancock
Funds, LLC ("John Hancock Funds"), Massachusetts Business Development
Corporation; Director, John Hancock Insurance Agency, Inc. ("Insurance
Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                52
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC, Independence Fixed Income LLC
and John Hancock Signature Services ("Signature Services"); Senior
Vice President, MassMutual Insurance Co. (until 1999).



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1993
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1993
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1993
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



OUR FAMILY
OF FUNDS
------------------------------------------------------------------------
Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Spectrum Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund

------------------------------------------------------------------------
Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund

------------------------------------------------------------------------
Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund

------------------------------------------------------------------------
International                           International Fund
                                        Pacific Basin Equities Fund

------------------------------------------------------------------------
Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund

------------------------------------------------------------------------
Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.



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DELIVERY

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Sign up for electronic delivery today at
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OUR WEB SITE

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FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service representatives   1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Strategic Income Fund.

9100A 5/03
      7/03

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10. EXHIBITS.

(a) Not applicable at this time.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
---------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
-----------------------
Maureen R. Ford
Chairman, President and Chief Executive Officer

Date:    July 24, 2003




By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer


Date:    July 24, 2003